UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 6, 2026
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Kezar Life Sciences, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-38542	47-3366145
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4000 Shoreline Court, Suite 300 South San Francisco, California		94080
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: 650 822-5600
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	KZR	The Nasdaq Stock Market LLC
Preferred Share Purchase Rights		The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On March 6, 2026, Kezar Life Sciences, Inc. (the “Company”) and Enodia Therapeutics SAS, a French simplified joint stock company (“Enodia”), entered into an asset purchase agreement (the “Agreement”) pursuant to which Enodia (i) acquired all of the Company’s rights, title and interest in the Company’s Sec61-based discovery and development program assets, including the product candidate internally known as KZR-261 (collectively, the “Assets”); and (ii) assumed liabilities from the Company related to certain transferred contracts and from the ownership, use, operation or maintenance of the Assets under the Agreement (the “Transaction”). Enodia did not acquire any other assets of the Company as part of the Transaction, including any assets related to the Company’s zetomizomib program, employee contracts, cash, accounts receivable, real property or equipment.
Pursuant to the Agreement, the Company received $800,000 in cash at the closing and will receive an additional $200,000 on the earlier to occur of (i) physical delivery of certain inventory assets to Enodia and (ii) 45 days after the closing. The Company is also entitled to receive milestone payments from Enodia upon achievement of certain development, regulatory and commercial milestone events related to products developed from the Assets (the “Products”), for up to a total of $127,000,000 in milestone payments. In addition, Enodia will pay to the Company single digit tiered royalties on net sales from the Products, subject to certain reductions for patent expiration, generic competition and payments for licenses to third party patents.
The Agreement contains customary representations, warranties, covenants and indemnification provisions, including covenants concerning the conduct of the Company during the period commencing on the closing date and ending on the earlier to occur of (i) a change of control of the Company and (ii) five years after the closing date.
The Company has agreed to indemnify Enodia from and against any losses arising from third party claims relating to (i) any excluded liabilities or (ii) fraud by or on behalf of the Company in connection with the Agreement, with Enodia’s recovery for such losses, other than those resulting from fraud, limited to $1,000,000. Enodia has agreed to indemnify the Company from and against any losses arising from third party claims relating to (i) any assumed liabilities or (b) fraud by or on behalf of Enodia in connection with the Agreement, with the Company’s recovery for such losses, other than those resulting from fraud, limited to $1,000,000.
The Agreement has been included as an exhibit hereto to this Current Report on 8-K solely to provide investors with information regarding its terms. It is not intended to be a source of financial, business or operational information about the Company. The representations, warranties and covenants contained in the Agreement were made only for the purposes of the Agreement as of the dates specified therein and solely for the benefit of the parties to the Agreement. In addition, the representations, warranties and covenants contained in the Agreement may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the Agreement, including the Company’s representations, warranties and covenants being qualified by confidential disclosure schedules made for the purpose of allocating contractual risk among the parties as opposed to establishing such matters as facts, and may further be subject to certain standards of materiality applicable to the parties that differ from those applicable to investors. As a result, investors should not rely on the representations, warranties and covenants included in the Agreement, or any descriptions thereof, as characterizations of the actual state of facts or condition of the Company and its business. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Agreement, which subsequent information may or may not be fully reflected in public disclosures.
The foregoing description of the terms of the Agreement is not complete and is qualified in its entirety by reference to the Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 2.01 Completion of Acquisition or Disposition of Assets.
The information contained above in Item 1.01 is hereby incorporated by reference into this Item 2.01.
Item 7.01 Regulation FD Disclosure.
On March 12, 2026, the Company issued a joint press release with Enodia announcing the Transaction. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information provided under this Item 2.02 in this Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

2.1*	Asset Purchase Agreement, dated as of March 6, 2026, between Enodia Therapeutics SAS and the Company
99.1	Joint press release of Enodia and the Company, dated March 12, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
*    Certain information has been omitted from this document in accordance with Regulation S-K, Item 601(b)(10).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEZAR LIFE SCIENCES, INC.

Date:	March 12, 2026	By:	/s/ Marc L. Belsky
Marc L. Belsky Chief Financial Officer and Secretary